AMERICAN STANDARD ENERGY CORP.

Compensation Committee Charter

The Board of Directors (the “Board”) of American Standard Energy Corp., a Delaware corporation (the “Company”) is committed to establishing and maintaining executive compensation practices designed to enhance the profitability of the Company and enhance long-term shareholder value.  Toward these aims, the Board of Directors has established a Compensation Committee (“the Committee”).

PURPOSE

The Committee is a standing committee of the Board. Its purpose is to discharge the responsibilities of the Board relating to the compensation of the Company’s employees, including members of the Board and the executive officers of the Company.

MEMBERSHIP

The Committee shall be composed of at least two members. Each member of the Committee shall be a member of the Board and shall (i) meet the independence requirements consistent with applicable rules for Nasdaq-traded issuers, (ii) be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). The members of the Committee shall be appointed annually by the Board, at its annual meeting or as necessary to fill vacancies in the interim. The Board shall designate one of the Committee members as “Chairperson”. The Board may remove any member from the Committee at any time with or without cause.

COMPENSATION PHILOSOPHY

The Company’s compensation policies with respect to the members of the Board and the executive officers of the Company are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Company, and that a significant portion of executive officers’ compensation should provide long-term incentives. Compensation policies are intended to reward executives for their contributions to the Company’s growth and profitability, recognize individual initiative, leadership, achievement, and other valuable contributions to the Company. An additional goal is to provide competitive compensation that attracts, retains and motivates qualified and talented executives. Compensation programs and policies shall be reviewed and approved annually. Included in this process shall be the establishment of the goals and objectives by which executive compensation is determined. Executive officers’ performance shall be evaluated in light of these performance goals and objectives, and the Committee may consult the Company’s Chief Executive Officer on the performance of other Company executives.

In assessing the overall compensation for directors and executive officers, the Committee shall consider the Company’s performance, relative stockholder return and industry position, general industry data, awards given to the Company’s executive officers in past years and the recommendations of third-party consultants as provided.

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MEETINGS

The Chairperson (or in his or her absence, a member designated by him or her) shall preside at each meeting of the Committee and set the agenda for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to a committee of the Board.

In order to discharge its duties and responsibilities, the Committee shall meet on a regularly scheduled basis at least once a year and more frequently as the Committee deems necessary or desirable. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held in-person or via telephonic conference.

Except as otherwise provided by statute or this Compensation Committee Charter (the “Charter”), a majority of the members of the Committee shall be required to constitute a quorum for the transaction of business at any meeting and the act of a majority of the Committee members present and voting at any meeting at which a quorum is present shall be the act of the Committee. Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval in writing.

The Committee may, in its discretion, invite other directors of the Company, members of the Company’s management or any other person whose presence the Committee believes to be desirable and appropriate to attend and observe meetings of the Committee. Individuals who are invited to attend meetings of the Committee shall not (a) participate in any discussion or deliberation of the Committee unless invited to do so by the Committee and (b) be entitled to vote on any matter brought before the Committee. The Committee may exclude from its meetings any person it deems appropriate.

All action taken by the Committee shall be reported to the Board of Directors at the next meeting of the Board of Directors following such action. In addition, compensation matters may be discussed in executive session with the full Board during the course of the year.

RESPONSIBILITIES

The Committee’s responsibilities shall include the following:

•	Approve the compensation philosophy of the Company (as contained herein).

•	Formulate, evaluate and approve compensation for the Company’s officers and directors, as defined in Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

•	Formulate, evaluate and approve compensation for all of the Company’s non-executive employees.

•	Formulate, approve, and administer cash incentives and deferred compensation plans for all employees (including executives). Cash incentive plans shall be based on specific performance objectives defined in advance of approving and administering the plan.

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•	Oversee and approve all compensation programs involving the issuance of the Company’s stock and other equity securities of the Company, including (i) grants under the Company’s equity incentive compensation plans that are intended to be exempt from the short-swing profit recovery rules of Section 16(b) of the Exchange Act by operation of Rule 16b-3 and (ii) any compensation matters where such compensation is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code by virtue of being approved by a committee of “outside directors”.

•	Review executive supplementary benefits, as well as the Company’s retirement, benefit, and special compensation programs involving significant cost to the Company, as necessary and appropriate.

•	Review compensation for terminated executives.

•	Oversee funding for all compensation programs.

•	Review compensation practices and trends of other companies to assess the adequacy of the Company’s executive compensation programs and policies.

•	Secure the services of external compensation consultants or other experts, as necessary and appropriate. These services shall be paid from the Company-provided Board budget. This system is designed to ensure the independence of such external advisors.

•	Approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with Company executives.

•	Prepare and provide (over the names of the members of the Committee) the required Committee report for the Company’s annual report or proxy statement for the annual meeting of stockholders.

•	Review and discuss with the Company’s management the Compensation Discussion and Analysis (“CD&A”) required by Regulation S-K, Item 402 (promulgated under the Securities Act of 1933, as amended, and the Exchange Act) each year for which the Company is required to include the CD&A in its annual report or proxy statement for the annual meeting of stockholders. Based on such review and discussion, determine whether to recommend to the Board that the CD&A be included in the Company’s annual report or proxy statement for the annual meeting of stockholders.

ACCESS TO RECORDS AND RESOURCES

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities. In carrying out its duties and responsibilities, the Committee shall have full access to any relevant records of the Company and may retain experts and outside consultants to advise the Committee. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee may also request that any officer or other employee of the Company, the Company’s outside counsel or any other person meet with any members of, or consultants to, the Committee. The fees, expenses or compensation owed any person retained by the Committee and any ordinary administrative expenses of the Committee incurred in carrying out its duties and responsibilities shall be borne by the Company.

Any communications between the Committee and legal counsel in the course of obtaining legal advice shall be considered privileged communications of the Company and the Committee shall take all necessary steps to preserve the privileged nature of those communications.

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